EXHIBIT 10.4

NON-QUALIFIED STOCK OPTION GRANT

FOR NON-EMPLOYEES DIRECTORS

Non-Employee

Director

CHENIERE ENERGY, INC.

NON-QUALIFIED STOCK OPTION GRANT

Optionee:

I.	Grant Of Stock Option. As of the grant date (identified below), Cheniere Energy, Inc. (the “Company”) hereby grants a non-qualified stock option (the “option”) to the undersigned Optionee (the “Optionee”) to purchase the number of shares of the Company’s common stock, $.003 par value per share, identified below (the “common stock”), subject to the terms and conditions of this grant (the “grant”) and the Company’s 2003 stock incentive plan, as amended (the “plan”), which is incorporated herein in its entirety by reference. The common stock, when issued to Optionee upon the exercise of the option, shall be fully paid and nonassessable. The option is not an “incentive stock option” as defined in section 422 of the internal revenue code.

II.	Definitions and Other Terms. All capitalized terms used herein shall have the meanings set forth in the plan unless otherwise provided herein. The following capitalized terms shall have those meanings set forth opposite them:

B.	Optionee: .

C.	Grant Date: , 20 .

D.	Shares subject to Options: shares of the Company’s Common Stock.

E.	Option Price: $ per share.

F.	Option Period: , 2005 through , 2010 (until 12:00 p.m. central).

G.	Exercise: The Options are fully vested upon the Grant Date and may be exercised immediately.

III.	Option Period. The option period shall begin on the grant date and terminate on the day of , 20 (the “option expiration date”).

IV.	Withholding of Taxes. Any issuance of common stock pursuant to the exercise of an option shall not be made until appropriate arrangements satisfactory to the Company have been made for payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto.

Non-Employee

Director

IN WITNESS WHEREOF, this Non-Qualified Stock Option Grant is executed this      day of                     , 20    .

CHENIERE ENERGY, INC.

By:
Name:
Title:

717 Texas Avenue, Suite 3100
Houston, Texas 77002-4102

Accepted and agreed this      day of                     , 20    .

“OPTIONEE”

By:
Name:
Title:

Address: